UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 12, 2026

MIRA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41765	85-3354547
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1200 Brickell Avenue, Suite 1950 #1183

Miami, Florida 33131

(Address of Principal Executive Offices)

(786) 432-9792

(Registrant’s telephone

number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MIRA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On May 13, 2026, MIRA Pharmaceuticals, Inc. (the “Company”) announced the publication of a peer-reviewed manuscript relating to SKNY-1, the Company’s investigational oral drug candidate being evaluated for obesity and nicotine addiction, in the International Journal of Molecular Sciences.

The manuscript, titled “SKNY-1, a THCV Analog, Produces Weight Loss, Lipid Normalization and Attenuation of Reward-Associated Behaviors in an mc4r(G894C) Zebrafish Model of Obesity,” describes preclinical in vitro pharmacologic characterization and in vivo findings observed in an MC4R-deficient zebrafish model exhibiting obesity-associated metabolic and reward-related phenotypes.

According to the publication, SKNY-1 demonstrated differential engagement of cannabinoid receptor 1 (CB1) signaling pathways, partial agonist activity at cannabinoid receptor 2 (CB2), and selective in vitro inhibition of monoamine oxidase B (MAO-B) relative to MAO-A.

The publication further reports that oral administration of SKNY-1 in the evaluated preclinical model was associated with dose-dependent reductions in body weight following six days of treatment, including approximately 30% reduction relative to baseline in the higher-dose group. The manuscript also reports no significant reduction in whole-body density during the treatment period.

Additional findings described in the publication include normalization of total cholesterol and low-density lipoprotein (LDL) levels, increased high-density lipoprotein (HDL) levels, reduction of hepatic triglyceride accumulation, modulation of leptin and ghrelin gene expression patterns, and attenuation of compulsive feeding and nicotine-seeking behaviors in multiple behavioral paradigms.

The Company previously reported additional preclinical behavioral findings consistent with SKNY-1’s differentiated CB1 pathway engagement, including attenuation of anxiety-like behaviors in a validated zebrafish behavioral model evaluating cannabinoid-related central nervous system effects.

The publication is available online through MDPI at https://www.mdpi.com/1422-0067/27/10/4321.

The findings described in the publication are based on preclinical research conducted in zebrafish models and in vitro systems. SKNY-1 has not been approved by the U.S. Food and Drug Administration (“FDA”) for any indication, and the safety and efficacy of SKNY-1 have not been established in humans.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIRA PHARMACEUTICALS, INC.

Dated: May 13, 2026	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer